Exhibit 10.15

LEASE

SUNNYVALE BUSINESS PARK,

a California limited partnership,

as Landlord,

and

LEADIS TECHNOLOGY, INC.,

a Delaware Corporation,

as Tenant

SUMMARY OF BASIC LEASE INFORMATION

This Summary of Basic Lease Information (“Summary”) is hereby incorporated into and made a part of the attached Lease. Each reference in the Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Lease, the terms of the Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Lease.

	TERMS OF LEASE (References are to the Lease)	DESCRIPTION

1.	Date:	December 23, 2004

2.	Landlord:	SUNNYVALE BUSINESS PARK, a California limited partnership

3.	Address of Landlord (Section 24.19):	c/o Legacy Partners Commercial, Inc. 4000 East Third Avenue, Suite 600 Foster City, California 94404 Attn: Executive Vice President, Property Management Services

4.	Tenant:	LEADIS TECHNOLOGY, INC. a Delaware Corporation

5.	Address of Tenant (Section 24.19):	After the Lease Commencement Date: 800 West California Avenue, Suite 200 Sunnyvale, California 94086 Attention: Sunil Mehta

6.	Premises (Article 1):

	6.1 Premises:	Approximately Eleven Thousand Eight Hundred Forty (11,840) rentable square of feet of space located on the second (2nd) floor of the Building (as defined below), as set forth in Exhibit A attached hereto, known as Suite 200.

	6.2 Building:	The Premises are located in the “Building” whose address is 800 West California Avenue, Sunnyvale, California 94086. The Building is comprised of approximately Fifty-Eight Thousand (58,000) rentable square feet.

	6.3 Park:	The Park is comprised of nine (9) buildings containing approximately Five Hundred Sixteen Thousand Four Hundred Fifty-Six (516,456) rentable square feet.

7.	Term (Article 2):

	7.1 Lease Term:	Five (5) years and three (3) months.

	7.2 Lease Commencement Date:	The earlier of (i) the date Tenant commences business operations in the Premises, or (ii) the date the Premises are Ready for Occupancy (as defined in the Tenant Work Letter attached hereto as Exhibit B), which Lease Commencement Date is anticipated to be February 15, 2005, but in any event, shall not be earlier than February 15, 2005.

	7.3 Lease Expiration Date:	The last day of the sixty-third (63rd) month of the Term of the Lease.

	7.4 Amendment to Lease:	Subject to Article 2 of Lease, Landlord and Tenant may confirm the Lease Commencement Date and Lease Expiration Date in an Amendment to Lease (Exhibit C).

i.

8.	Base Rent (Article 3):
	Months	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot
	01 - 03	$0.00	$0.00
	04 – 15	$12,195.20	$1.03
	16 – 27	$12,668.80	$1.07
	28 – 39	$13,142.40	$1.11
	40 - 51	$13,616.00	$1.15
	52 – 63	$14,089.60	$1.19

9.	Tenant’s Share of Direct Expenses of the Building and Park (Section 4.2.7):	20.41% of the Building and 2.29% of the Park

10.	Security Deposit (Article 20):	Twenty Thousand and 00/100 Dollars ($20,000.00)

11.	Parking (Article 23):	Thirty-five (35) parking spaces in the Park, Seventeen (17) spaces shall be reserved for Tenant (the “Tenant Reserved Parking Area”) as set forth in Exhibit J hereto, and eighteen (18) spaces shall be unreserved.

12.	Brokers (Section 24.25):	Cornish & Carey for Tenant Colliers Parrish and Legacy Partners Commercial, Inc. for Landlord

ii.

EXHIBITS

A	OUTLINE OF FLOOR PLAN OF PREMISES

B	TENANT WORK LETTER

C	AMENDMENT TO LEASE

D	RULES AND REGULATIONS

E	FURNITURE

F	SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

G	LEASE ESTOPPEL CERTIFICATE

H	HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

I	INTENTIONALLY OMITTED

J	TENANT RESERVED PARKING AREA

RIDERS

1	EXTENSION OPTION

2	RIGHT OF FIRST REFUSAL

Page i

LEASE

This Lease, which includes the preceding Summary attached hereto and incorporated herein by this reference (the Lease and Summary to be known sometimes collectively hereafter as the “Lease”), dated as of the date set forth in Section 1 of the Summary, is made by and between SUNNYVALE BUSINESS PARK, a California limited partnership (“Landlord”), and LEADIS TECHNOLOGY, INC., a Delaware Corporation (“Tenant”)).

ARTICLE 1

REAL PROPERTY, BUILDING AND PREMISES

1.1 Real Property, Building and Premises. Upon and subject to the terms, covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6.1 of the Summary (the “Premises”), which Premises are located in the Building defined in Section 6.2 of the Summary (the “Building”) constructed on the Real Property. The outline of the floor plan of the Premises is set forth in Exhibit A attached hereto. The Building is part of a business park constructed on the Real Property known as “Sunnyvale Business Park” which contains eight (8) additional buildings located on the Real Property and adjacent to the Building (the “Park”). As used in this Lease, the (i) the Building, (ii) the other buildings in the Park, (iii) any outside plaza areas, land and other improvements surrounding the Building and other buildings in the Park, including the surface parking facilities servicing the Building and other buildings in the Park (collectively, the “Parking Facilities”) which are designated from time to time by Landlord as common areas (or parking facilities, as the case may be) appurtenant to or servicing the Building and other Buildings in the Park, (iv) at Landlord’s discretion, any additional real property, common areas, buildings or other improvements added thereto pursuant to Section 1.4 below and (v) the land upon which any of the foregoing are situated, are herein sometimes collectively referred to herein as the “Park” or “Real Property.” Tenant acknowledges that Landlord has made no representation or warranty regarding the condition of the Real Property except as specifically set forth in this Lease or the Tenant Work Letter. Tenant is hereby granted the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located on the Real Property; provided, however, that the manner in which such public and common areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to the rules, regulations and restrictions attached hereto as Exhibit D, as the same may be modified by Landlord from time to time.

1.2 Condition of Premises. Except as expressly set forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit B, Landlord shall not be obligated to provide or pay for any improvement, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the Premises, and Tenant shall accept the Premises in its “As Is” condition on the Lease Commencement Date. Landlord, as of the Lease Commencement Date, shall cause the Premises, including the improvements and Systems and Equipment thereon, to be in good working order, condition and repair. Landlord represents as of the date of this Lease that it is the fee owner of the Building, has no actual knowledge of any material defects in the Premises or Building that would unreasonably interfere with the conduct of Tenant’s normal business operation in the Premises, and has received no written notice that the Premises are in violation to any Laws (as defined in Article 5 below).

1.3 Rentable Square Feet. The rentable square footage of the Premises is approximately as set forth in Section 6.1 of the Summary. For purposes hereof, the “rentable square feet” of the Premises, and the “rentable square feet” of the Building shall be calculated by Landlord as modified by Landlord with respect to rentable square footage pursuant to Landlord’s standard rentable area measurements for the Real Property, to include, among other calculations, a portion of the common areas and service areas of the Building. The rentable square feet of the Premises and the Building are not subject to adjustment or remeasurement by Tenant, but are subject to verification from time to time by Landlord’s planner/designer and such verification shall be made in accordance with the provisions of this Section 1.3. The determination of Landlord’s planner/designer shall be conclusive and binding upon the parties. In the event that Landlord’s planner/designer determines that the rentable square footage shall be different from that set forth in this Lease, all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect rentable square footage amounts (including, without limitation, the amount of the Base Rent and Tenant’s Share) shall be modified in accordance with such determination. If such determination is made, it will be confirmed in writing by Landlord to Tenant.

1.4 Landlord’s Use and Operation of the Building, Real Property, and Common Areas. Landlord reserves the right from time to time with reasonable prior notice to Tenant (except in an emergency when prior notice shall not be required (i) to close temporarily any of the common areas of the Real Property; (ii) to make changes to the common areas of the Real Property, including, without limitation, changes in the location, size, shape and number of street entrances, driveways, ramps, entrances, exits, passages, stairways and other ingress and egress, direction of traffic, landscaped areas, loading and unloading areas, and walkways; (iii) to expand the Building; (iv) to add additional buildings and improvements to the common areas of the Real Property and the Real Property; (v) to remove buildings and land from the common areas of the Real Property and the Real Property; (vi) to designate land outside the Real Property to be part of the Real Property, and in connection with the improvement of such land to add additional buildings and common areas to the Real Property; (vii) to use the common areas of the Real Property while engaged in making additional improvements, repairs or alterations to the Real Property or to any adjacent land, or any portion thereof; and (viii) to do and perform such other acts and make such other changes in, to or with respect to the Real Property, the common areas of the Real Property and the Building or the expansion thereof as Landlord may, in the exercise of sound business judgment, deem to be appropriate. Notwithstanding the foregoing, Landlord, in connection with any of Landlord’s activities with respect to the Real Property, shall use commercially reasonable efforts not to materially adversely interfere with Tenant’s normal business operation in the Premises.

1.

ARTICLE 2

LEASE TERM

The terms and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent. The term of this Lease (the “Lease Term”) shall be as set forth in Section 7.1 of the Summary and shall commence on the date (the “Lease Commencement Date”) set forth in Section 7.2 of the Summary (subject, however, to the terms of the Tenant Work Letter), and shall terminate on the date (the “Lease Expiration Date”) set forth in Section 7.3 of the Summary, unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term “Lease Year” shall mean each consecutive twelve (12) month period during the Lease Term, provided that the last Lease Year shall end on the Lease Expiration Date. If Landlord does not deliver possession of the Premises to Tenant on or before the anticipated Lease Commencement Date (as set forth in Section 7.2(ii) of the Summary), Landlord shall neither be subject to any liability nor shall the validity of this Lease nor the obligations of Tenant hereunder be affected. In the event that the Lease Commencement Date is a date which is other than the anticipated Lease Commencement Date set forth in Section 7.2(ii) of the Summary, within a reasonable period of time after the date Tenant takes possession of the Premises Landlord shall deliver to Tenant an amendment to lease in the form attached hereto as Exhibit C, setting forth the Lease Commencement Date and the Lease Expiration Date, and Tenant shall execute and return such amendment to Landlord within five (5) business days after Tenant’s receipt thereof. In the event that Landlord delivers such amendment to Tenant and Tenant fails to execute and return the same within five (5) business days thereafter, then, after giving Tenant a five (5) business day notice of such failure, in that event, the Lease Commencement Date shall be deemed to be the Lease Commencement Date set forth in the amendment delivered to Tenant.

ARTICLE 3

BASE RENT

Tenant shall pay, without notice or demand, to Landlord or Landlord’s agent at the management office of the Building, or at such other place as Landlord may from time to time designate in writing, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent (“Base Rent”) as set forth in Section 8 of the Summary, payable in equal monthly installments as set forth in Section 8 of the Summary in advance on or before the first (1st) day of each and every month during the Lease Term, without any setoff or deduction whatsoever. The Base Rent for the first (1st) full month of the Lease Term shall be paid at the time of Tenant’s execution of this Lease. If any rental payment date (including the Lease Commencement Date) falls on a day of the month other than the first (1st) day of such month or if any rental payment is for a period which is shorter than one month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month’s rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

ARTICLE 4

ADDITIONAL RENT

4.1 Additional Rent. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay to Landlord, as additional rent “Tenant’s Share” of the annual “Direct Expenses” (as those terms are defined in Sections 4.2.7 and 4.2.2 of this Lease, respectively) allocated to the tenants of the Building pursuant to Section 4.3.4 below. Such additional rent, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease (including, without limitation, pursuant to Article 6), shall be hereinafter collectively referred to as the “Additional Rent”. The Base Rent and Additional Rent are herein collectively referred to as the “Rent. All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner, time and place as the Base Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

4.2 Definitions. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

4.2.1 “Calendar Year” shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

4.2.2 “Direct Expenses” shall mean “Operating Expenses” and “Tax Expenses.”

4.2.3 “Expense Year” shall mean each Calendar Year, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive-month period, and, in the event of any such change, Tenant’s Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

2.

4.2.4 “Operating Expenses” shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Real Property, including, without limitation, any amounts paid for: (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, renovating and managing the utility systems, mechanical systems, sanitary and storm drainage systems, any elevator systems and all other “Systems and Equipment” (as defined in Section 4.2.5 of this Lease), and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections, and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with implementation and operation of a transportation system management program or similar program; (iii) the cost of insurance carried by Landlord, in such amounts as Landlord may reasonably determine or as may be required by any mortgagees or the lessor of any underlying or ground lease affecting the Real Property; (iv) the cost of landscaping, relamping, supplies, tools, equipment and materials, and all fees, charges and other costs (including consulting fees, legal fees and accounting fees) incurred in connection with the management, operation, repair and maintenance of the Real Property; (v) the cost of parking area repair, restoration, and maintenance; (vi) any equipment rental agreements or management agreements (including the cost of any commercially reasonable management fee and the fair rental value of any office space provided thereunder); (vii) wages, salaries and other compensation and benefits of all persons engaged in the operation, management, maintenance or security of the Real Property (excluding any executives above the grade of building or senior property manager, and employer’s Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; (viii) payments under any easement, license, operating agreement, declaration, restrictive covenant, underlying or ground lease (excluding rent), or instrument pertaining to the sharing of costs by the Real Property; (ix) the cost of janitorial service, alarm and security service, if any, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (x) amortization (including commercially reasonable interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Real Property in accordance with commercially reasonable standards employed by owners of office/R&D buildings in the City of Sunnyvale; and (xi) the cost of any capital improvements or other costs (I) which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Real Property, (II) made to the Real Property or any portion thereof after the Lease Commencement Date that are required under any governmental law or regulation, or (III) which are reasonably determined by Landlord to be in the best interests of the Real Property; provided, however, that if any such cost described in (I), (II) or (III) above, is a capital expenditure, such cost shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine in accordance with commercially reasonable standards employed by owners of office/R&D buildings in the City of Sunnyvale. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Building or other buildings in the Park are less than ninety-five percent (95%) occupied during all or a portion of any Expense Year, Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had such buildings been ninety-five percent (95%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year, or applicable portion thereof.

Notwithstanding the foregoing, Operating Expenses shall not, however, include: (A) costs of leasing commissions, advertising fees, attorneys’ fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Real Property; (8) costs (including permit, license and inspection costs) incurred in renovating or otherwise improving, decorating or redecorating rentable space for other tenants or vacant rentable space; (C) costs incurred due to the violation by Landlord of the terms and conditions of any lease of space in the Real Property; (D) costs of overhead or profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for services in or in connection with the Building to the extent the same exceeds the costs of overhead and profit increment included in the costs of such services which could be obtained from third parties on a competitive basis; (E) except as otherwise specifically provided in this Section 4.2.4, costs of interest on debt or amortization on any mortgages, and rent payable under any ground lease of the Building; (F) costs of capital improvements (except as provided above); (G) cost of Tenant Improvements (as set forth in Exhibit B hereto) or tenant improvements for other tenants of the Park; (H) costs of services or other benefits of a type which are not available to Tenant but which are available to other tenants or occupants, and costs for which Landlord is reimbursed by other tenants of the Park other than through payment of Tenant’s or other tenants’ shares of Operating Expenses; (I) depreciation or amortization, other than as specifically set forth in the definition of Operating Expenses above; and (J) costs, fines or penalties incurred due to Landlord’s violation of any Law, breach of this Lease or breach of any other lease relating to the Building or Park as determined by the final order of a court of competent jurisdiction; (K) costs of repairs and other work occasioned by fire, windstorm, or other casualty, which costs have been reimbursed through insurance carried therefor; (L) the cost to correct any building code violation or violations of Laws which were violations prior to the Lease Commencement Date; and (M) the cost of investigating, containing, removing, or otherwise remediating any contamination of the Real Property (including the underlying land and ground water) by any toxic or hazardous materials (including, without limitation, any Hazardous Material, asbestor and “PCB’s”), except in the event such contamination was caused, permitted or exacerbated by Tenant or Tenant’s Representatives (as hereinafter defined).

3.

4.2.5 “Systems and Equipment” shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Building or other Buildings in the Park in whole or in part.

4.2.6 “Tax Expenses” shall mean all federal, state, county, or local governmental or municipal taxes, fees, assessments, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit assessments, fees and taxes, child care subsidies, fees and/or assessments, job training subsidies, fees and/or assessments, open space fees and/or assessments, housing subsidies and/or housing fund fees or assessments, public art fees and/or assessments, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Real Property), which Landlord shall pay during any Expense Year because of or in connection with the ownership, leasing and operation of the Real Property or Landlord’s interest therein. For purposes of this Lease, Tax Expenses shall be calculated as if the tenant improvements in the Building and other buildings in the Park were fully constructed and the Real Property, the Building and other buildings in the Park and all tenant improvements in the Building and other buildings in the Park were fully assessed for real estate tax purposes.

4.2.6.1 Tax Expenses shall include, without limitation:

(i) Any tax on Landlord’s rent, right to rent or other income from the Real Property or as against Landlord’s business of leasing any of the Real Property;

(ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election (“Proposition 13”) and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

(iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the premises, or any portion thereof;

(iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

(v) Any reasonable expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses.

4.2.6.2 Notwithstanding anything to the contrary contained in this Section 4.2.6, there shall be excluded from Tax Expenses: (i) all excess profits taxes, sales transfer taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state net income taxes, and other taxes to the extent applicable to Landlord’s net income (as opposed to rents, receipts or income attributable to operations at the Real property); (ii) any items included as Operating Expenses; and (iii) any items paid by Tenant under Section 4.4 of this Lease.

4.2.7 “Tenant’s Share” shall mean the percentage set forth in Section 9 of the Summary. Tenant’s Share was calculated by dividing the number of rentable square feet of the Premises by the total rentable square feet in the Building (as set forth in Section 6.2 of the Summary), and stating such amount as a percentage. Landlord shall have the right from time to time to redetermine the rentable square feet of the Premises and/or Building, and Tenant’s Share shall be appropriately adjusted to reflect any such determination. If Tenant’s Share is adjusted pursuant to the foregoing, as to the Expense Year in which such adjustment occurs, Tenant’s Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant’s Share was in effect.

4.3 Calculation and Payment of Additional Rent.

4.3.1 Calculation of Tenant’s Share of Direct Expenses. For each Expense Year ending or commencing within the Lease Term, Tenant shall pay to Landlord, as Additional Rent, Tenant’s Share of Direct Expenses allocated to the tenants of the Building pursuant to Section 4.3.4 below for such Expense Year, which payment shall be made in the manner set forth in Section 4.3.2, below.

4.

4.3.2 Statement of Actual Direct Expenses and Payment by Tenant. Landlord shall endeavor to give to Tenant on or before the first (1st) day of May following the end of each Expense Year, a statement (the “Statement’) which shall indicate Tenant’s Share of the Direct Expenses for the Building and/or the Park incurred or accrued for such preceding Expense Year. Upon receipt of the Statement for each Expense Year ending during the Lease Term, Tenant shall pay to Landlord, with its next installment of Base Rent due, Tenant’s Share of the Direct Expenses for such Expense Year, less the amounts, if any, paid by Tenant during such Expense Year as Tenant’s Share of “Estimated Expenses” (as that term is defined in Section 4.3.3 below). The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant’s Share of the Direct Expenses for the Expense Year in which this Lease terminates, Tenant shall immediately pay to Landlord Tenant’s Share of the Direct Expenses for such final Expense Year, less the amounts, if any, paid by Tenant during such Expense Year as Tenant’s Share of Estimated Expenses, and if it has overpaid Tenant’s Share of Direct Expenses, Landlord shall refund such overpayment to Tenant. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term.

4.3.3 Statement of Estimated Direct Expenses. In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the “Estimate Statement”) which shall set forth Landlord’s reasonable estimate of what the total amount of Direct Expenses allocated to the tenants of the Building pursuant to Section 4.3.4 below for the then-current Expense Year shall be (the “Estimated Expenses”), and shall indicate thereon Tenant’s Share thereof. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Expenses under this Article 4. Following Tenant’s receipt of the Estimate Statement for the then-current Expense Year, Tenant shall pay, with its next installment of Base Rent due, Tenant’s Share of a fraction of the Estimated Expenses for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay to Landlord monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of Tenant’s Share of the total Estimated Expenses set forth in the previous Estimate Statement delivered by Landlord to Tenant.

4.3.4 Allocation of Direct Expenses to Building. The parties acknowledge that the Building is part of a multi-building project, and that the costs and expenses incurred in connection with the Park (i.e., the Direct Expenses) are determined annually for the Park as a whole but then allocated by Landlord among (i) the tenants of the Building, (ii) the tenants of the other buildings in the Park and (iii) if and when other buildings are added to the Real Property, the tenants of such other buildings, for purposes of determining such tenants’ shares of Direct Expenses. In making such allocation of Direct Expenses for purposes of determining Tenant’s Share of Direct Expenses, Direct Expenses shall be allocated as follows: the portion of Direct Expenses allocated to Tenant shall consist of (x) all Direct Expenses attributable solely to the Building and (y) an equitable portion of the Direct Expenses attributable to the Park as a whole and not attributable solely to the Building or to any other buildings of the Park. Additionally, Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses among different tenants and/or different buildings of the Park (the “Cost Pools”). The Cost Pools may include, but shall not be limited to, the office space tenants and any retail space tenants of the Park or a building or buildings in the Park.

4.3.5 Audit. No later than the expiration of the sixty (60) day period following Landlord’s delivery to Tenant of the accounting of Direct Expenses as set forth in this section and after giving Landlord at least thirty (30) days’ prior written notice, Tenant, at its sole cost and expense either directly or through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord’s reasonable business hours but not more frequently than once during any calendar year. If through such audit it is determined that there is a discrepancy of more than five percent (5%) of the total amount of Direct Expenses paid by Tenant during any calendar year, then Landlord shall reimburse Tenant for the reasonable accounting costs and expenses incurred by Tenant in performing such audit not to exceed $7,500.00. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents. Landlord and Tenant each shall use commercially reasonable efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses. Landlord shall permit Tenant supervised reasonable review and copying of any records about which Tenant has questions. The costs associated with such copying shall be paid by Tenant.

4.4 Taxes and Other Charges for Which Tenant Is Directly Responsible. Tenant shall reimburse Landlord upon demand for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

4.4.1 said taxes are measured by or reasonably attributable to the cost or value of Tenant’s equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as determined by Landlord regardless of whether title to such improvements shall be vested in Tenant or Landlord;

5.

4.4.2 said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Real Property (including the Parking Facilities); or

4.4.3 said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

4.5 Late Charges. If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord’s designee by the fifth (5th) day after the due date therefor, then Tenant shall pay to Landlord a late charge equal to seven percent (7%) of the amount due plus any attorneys’ fees incurred by Landlord by reason of Tenant’s failure to pay Rent and/or other charges when due hereunder; provided, however, that once during any consecutive twelve (12) month period of the Term of the Lease, Landlord shall be obligated to give Tenant prior written notice of any such non-payment, and Tenant shall not be liable for any late charge amount if such payment is received by Landlord within three (3) days after delivery of such notice to Tenant. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord’s other rights and remedies hereunder, at law and/or in equity and shall not be construed as liquidated damages or as limiting Landlord’s remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid by the date that they are due shall thereafter bear interest until paid at a rate (the “Interest Rate”) equal to the lesser of (i) the “Prime Rate” or “Reference Rate” announced from time to time by the Bank of America (or such reasonable comparable national banking institution as selected by Landlord in the event Bank of America ceases to exist or publish a Prime Rate or Reference Rate), plus four percent (4%), or (ii) the highest rate permitted by applicable law.

ARTICLE 5

USE OF PREMISES

Tenant shall use the Premises solely for general office and research and development purposes consistent with the character of the Building as a first-class office building, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of Exhibit D, attached hereto, or in violation of the laws of the United States of America, the state in which the Real Property is located, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Real Property (hereinafter, “Laws”). Tenant shall not do or permit anything to be done on or about the Premises which may in any way increase the existing rate of any insurance policy covering the Building or Real Property or any of its contents or cause cancellation of any such insurance policy. Tenant shall comply with all recorded covenants, conditions, and restrictions, and the provisions of all ground or underlying leases, now or hereafter affecting the Real Property. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of “Hazardous Material,” as that term is defined below. As used herein, the term “Hazardous Material” means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the state in which the Real Property is located or the United States Government. Simultaneously herewith, Tenant has delivered to Landlord Tenant’s executed Hazardous Materials Disclosure Certificate (the “HazMat Certificate”), a copy of which is attached hereto as Exhibit H. Tenant covenants, represents and warrants to Landlord that the information in the HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant.

Tenant’s Exculpation. Tenant shall neither be liable for, nor otherwise obligated to, Landlord under any provision of the Lease with respect to (i) any claim, remediation obligation, investigation obligation, liability, cause of action, attorney’s fees, consultants’ cost, expense or damage resulting from any Hazardous Material present in, on or about the Premises, the Building or the Park to the extent neither caused nor otherwise permitted, directly or indirectly, by Tenant or Tenant’s Representatives (as hereinafter defined); or (ii) the removal, investigation, monitoring or remediation of any Hazardous Material present in, on or about the Premises, the Building or the Park caused by any source, including third parties other than Tenant and Tenant’s Representatives, as a result of or in connection with the acts or omissions of persons other than Tenant or Tenant’s Representatives. Notwithstanding the foregoing, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all claims to the extent Tenant or any of Tenant’s Representatives (a) contributes to the presence of such Hazardous Materials, (b) exacerbates the conditions caused by such Hazardous Materials, (c) allows or permits persons over which Tenant or any of Tenant’s Representatives has control (or is otherwise legally responsible for) to cause such Hazardous Materials to be present in, on, under or about any portion of the Premises, the Building or the Park, or (d) does not take all commercially reasonably appropriate actions to prevent such persons over which Tenant or any of Tenant’s Representatives has control (or is otherwise legally responsible for) from causing the presence of Hazardous Materials in, on, under or about any portions of the Premises, the Building or the Park.

ARTICLE 6

SERVICES AND UTILITIES

6.1 Standard Tenant Services. Landlord shall provide the following services on all days during the Lease Term, unless otherwise stated below.

6.

6.1.1 Subject to reasonable changes implemented by Landlord and to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating, ventilation and air conditioning (“HVAC”) when necessary for normal comfort for normal office use in the Premises, from Monday through Friday, during the period from 8:00 a.m. to 6:00 p.m., and on Saturday during the period from 9:00 a.m. to 1:00 p.m. (the “Building Hours”), except for the date of observation of New Year’s Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other locally or nationally recognized holidays as designated by Landlord (collectively, the “Holidays”). Landlord acknowledges that Tenant may require HVAC and electricity for the portion of the Premises other than the Server Room (defined below) during hours both before and after the Building Hours and, subject to the terms of this Lease and any rules, regulations and procedures reasonably adopted by Landlord, Landlord agrees that such services shall be made available to Tenant and the Premises before and after Building Hours, at Tenant’s sole cost. The initial hourly rate for HVAC after Building Hours is $25.00, which hourly rate is subject to commercially reasonable change at any time upon written notice from Landlord.

6.1.2 Landlord shall provide adequate electrical wiring and facilities and power for normal general office use as determined by Landlord. Tenant shall bear the cost of replacement of lamps, starters and ballasts for lighting fixtures within the Premises.

6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes.

6.1.4 Landlord shall provide janitorial services five (5) days per week, except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with other comparable buildings in the vicinity of the Building.

6.1.5 Landlord shall provide nonexclusive automatic passenger elevator service at all times.

6.1.6 Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.

6.2 Overstandard Tenant Use. Tenant shall not, without Landlord’s prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the need for water normally furnished for the Premises by Landlord pursuant to the terms of Section 6.1 of this Lease. If Tenant uses water or HVAC in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, or if Tenant’s consumption of electricity shall exceed an average of three (3) watts per usable square foot of the Premises, connected load, calculated on a monthly basis during the Building Hours set forth in 6.1.1 above, then Tenant shall pay to Landlord, within ten (10) days after billing and as additional rent, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use, and in such event Tenant shall pay, as additional rent, the increased cost directly to Landlord, within ten (10) days after demand, including the cost of such additional metering devices. If Tenant desires to use HVAC during hours other than the Building Hours, (i) Tenant shall give Landlord such prior notice, as Landlord shall from time to time establish as appropriate, of Tenant’s desired use, (ii) Landlord shall supply such HVAC to Tenant at such hourly cost to Tenant as Landlord shall from time to time establish, and (iii) Tenant shall pay such cost within ten (10) days after billing, as additional rent.

6.3 Interruption of Use. Except to the extent caused by Landlord’s or Landlord’s Representatives’ gross negligence or willful misconduct, Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Real Property after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord’s reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant’s use and possession of the Premises or relieve Tenant from Paying Rent or performing any of its obligations under this Lease. If any of the essential services (which are defined as HVAC, electricity and water) to the Premises are interrupted for more than ten (10) consecutive days due to Landlord’s gross negligence or intentional misconduct, then, as Tenant’s sole remedy, commencing on the eleventh (11th) consecutive day of such interruption and continuing until such essential services are restored, Base Rent shall be abated in proportion to the extent to which the Premises are not useable for the conduct of Tenant’s normal business operations therein. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant’s business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

6.4 Additional Services. Landlord shall also have the exclusive right, but not the obligation, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, lamp replacement, additional janitorial service, and additional repairs and maintenance, provided that Tenant shall pay to Landlord upon billing, the sum of all costs to Landlord of such additional services plus a commercially reasonable administration fee. Charges for any utilities or service for which Tenant is required to pay from time to time hereunder, shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

7.

6.5 Server Room. Landlord and Tenant acknowledge that a portion of the Premises shall be used as a server room (the “Server Room”) which may require electricity and HVAC services twenty-four (24) hours per day, three hundred sixty-five (365) days per year. Landlord agrees that, subject to the terms of this Lease, Landlord shall provide Tenant and the Server Room with such services, at Tenant’s sole cost and expense. Landlord shall install, in accordance with Exhibit B, as a Tenant Improvement item, HVAC to the Server Room and a separate monitoring device to measure such Server Room usage. Tenant shall pay all such costs of usage within five (5) days following Landlord’s written demand.

ARTICLE 7

REPAIRS

7.1 Tenant’s Repairs. Subject to Landlord’s repair obligations in Sections 7.2 and 11.1, and any taking by condemnation pursuant to Article 12 below, Tenant shall, at Tenant’s own expense, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term, which repair obligations shall include, without limitation, the obligation to promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Landlord’s option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building but not to exceed, nor be duplicative of, Landlord’s Supervision Fee [as defined in Section 8.1 below]) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord’s involvement with such repairs and replacements forthwith upon being billed for same. Tenant agrees to promptly notify Landlord or its representative of any accidents or defects in the Building of which Tenant becomes aware, including defects in pipes, electrical wiring and HVAC equipment. In addition, Tenant shall provide Landlord with prompt notification of any matter or condition which may cause injury or damage to the Building or any person or property therein. Notwithstanding anything to the contrary contained in the Lease, Tenant shall be solely responsible, at its cost and expense, for the installation, maintenance, repair and monitoring of its security system for the Premises. The Building lobby doors will utilize an AMAG electronic access control key card system to allow Tenant access to the Premises seven days per week/24 hours per day. At its expense, Tenant may install supplemental card readers on Tenant’s Premises doors, which readers may be integrated into the main system for the Building. The main Building security system shall be maintained by Landlord (through its management company), or any other third party selected by Landlord, in Landlord’s commercially reasonable discretion; provided, however, Tenant shall be solely responsible, at its cost and expense, for the installation, maintenance, repair and monitoring of any card readers or other security system exclusively serving the Premises, including without limitation, the cost of all security cards.

7.2 Landlord’s Repairs. Anything contained in Section 7.1 above to the contrary notwithstanding, and subject to Articles 11 and 12 of this Lease, Landlord shall repair and maintain the roof, roof membrane and structural portions of the Building, including the basic plumbing, heating, ventilating, air conditioning and electrical systems serving the Building and not located in the Premises; provided, however, if such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees, invitees, consultants, representatives, and contractors (hereafter “Tenant’s Representatives”), Tenant shall pay to Landlord as additional rent, the reasonable cost of such maintenance and repairs. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Real Property, Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant hereby waives and releases its right to make repairs at Landlord’s expense under Sections 1941 and 1942 of the California Civil Code; or under any similar law, statute, or ordinance now or hereafter in effect.

ARTICLE 8

ADDITIONS AND ALTERATIONS

8.1 Landlord’s Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises (collectively, the “Alterations”) without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord; provided, however, Landlord may withhold its consent in its sole and absolute discretion with respect to any Alterations which may affect the structural components of the Building or the Systems and Equipment or which can be seen from outside the Premises. Tenant shall pay for all overhead, general conditions, fees and other costs and expenses of the Alterations, and shall pay to Landlord a Landlord supervision fee of seven percent (7%) of the cost of the Alterations. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

Notwithstanding the foregoing, Tenant shall have the right to make the following Alterations (“Minor Alterations”) without the prior written approval of Landlord: the incidental hanging of pictures, installation of shelves (provided that backing or bracing is performed such as not to compromise the integrity of, nor cause damage to, the wall); touch-up painting (specifically excluding the hanging of wall covering), and the installation of modular furniture systems. Such Minor Alterations shall not exceed the aggregate cost of $25,000 during any twelve (12) month period. Nothing herein shall alter Tenant’s obligation to remove such Alterations or Minor Alterations as provided in this Lease.

8.

8.2 Manner of Construction. Landlord may impose, as a condition of its consent to all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen reasonably approved by Landlord; provided, however, Landlord may impose such requirements as Landlord may determine, in its sole and absolute discretion, with respect to any work affecting the structural components of the Building or Systems and Equipment (including designating specific contractors to perform such work). Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the city in which the Real Property is located, and in conformance with Landlord’s construction rules and regulations. Landlord’s approval of the plans, specifications and working drawings for Tenant’s Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or Real Property or the common areas for any other tenant of the Real property, and as not to obstruct the business of Landlord or other tenants of the Real Property, or interfere with the labor force working at the Real Property. If Tenant makes any Alterations, Tenant agrees to carry “Builder’s All Risk” insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, and only as to Alterations costing in excess of $100,00.00, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee. Upon completion of any Alterations costing in excess of $100,000.00, Tenant shall (i) cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Real Property is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, (ii) deliver to the management office of the Real Property a reproducible copy of the “as built” drawings of the Alterations, and (iii) deliver to Landlord evidence of payment, contractors’ affidavits and full and final waivers of all liens for labor, services or materials.

8.3 Landlord’s Property. All Alterations, improvements, fixtures and/or equipment (excluding Tenant’s trade fixtures and equipment) which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord upon the expiration or earlier termination of the Lease. Prior to commencing the construction or installation of any improvement, Alteration or Minor Alteration, Tenant shall deliver to Landlord a written, specific request for Landlord’s determination as to whether removal of such improvement and repair of any damage caused by such removal will be required upon the expiration or earlier termination of the Lease, and Landlord shall deliver notice of its determination to Tenant within ten (10) days after Tenant’s written request. Landlord’s failure to deliver notice of its determination within such ten (10) day period shall be deemed Landlord’s notice that removal and repair will be required. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any improvements, Alterations or Minor Alterations, Landlord may do so and may charge the cost thereof to Tenant.

ARTICLE 9

COVENANT AGAINST LIENS

Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant’s interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, if any such lien is not released and removed on or before the date notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys’ fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.

ARTICLE 10

INDEMNIFICATION AND INSURANCE

10.1 Indemnification and Waiver. Tenant hereby assumes all risk of damage to property and injury to persons, in, on, or about the Premises from any cause whatsoever and agrees that Landlord, and its partners and subpartners, and their respective officers, agents, property managers, servants, employees, and independent contractors (collectively, “Landlord Parties”) shall not be liable for, and are hereby released from any responsibility for, any damage to property or injury to persons or resulting from the loss of use thereof, which damage or injury is sustained by Tenant or by other persons claiming through Tenant; provided, however, that the foregoing shall not apply to the extent of any gross negligence or willful misconduct of Landlord. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and

9.

reasonable attorneys’ fees) incurred in connection with or arising from any cause in, on or about the Premises (including, without limitation, Tenant’s installation, placement and removal of Alterations, improvements, fixtures and/or equipment in, on or about the Premises), and any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, licensees or invitees of Tenant or any such person, in, on or about the Premises, Building and Real Property; provided, however, that the terms of the foregoing indemnity shall not apply to the gross negligence or willful misconduct of Landlord. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease.

10.2 Tenant’s Compliance with Landlord’s Fire and Casualty Insurance. Tenant shall, at Tenant’s expense, comply as to the Premises with all insurance company requirements pertaining to the use of the Premises. If Tenant’s conduct or use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant’s expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

10.3 Tenant’s Insurance. Tenant shall maintain the following coverages in the following amounts.

10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant’s operations, assumed liabilities or use of the Premises, including a Broad Form Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, (and with owned and non-owned automobile liability coverage, and liquor liability coverage in the event alcoholic beverages are served on the Premises) for limits of liability not less than:

Bodily Injury and Property Damage Liability	$1,000,000 each occurrence
Property Damage Liability	$2,000,000 annual aggregate
Personal Injury Liability	$1,000,000 each occurrence
$2,000,000 annual aggregate
Excess/Umbrella Coverage	$4,000,000

10.3.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant’s property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant Improvements, including any Tenant Improvements which Landlord permits to be installed above the ceiling of the Premises or below the floor of the Premises, and (iii) all other improvements, alterations and additions to the Premises, including any improvements, alterations or additions installed at Tenant’s request above the ceiling of the Premises or below the floor of the Premises. Such insurance shall be written on an “special form” of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement and sprinkler leakage coverage.

10.3.3 Workers’ compensation insurance as required by law.

10.3.4 Loss-of-income, business interruption and extra-expense insurance in such amounts as will reimburse Tenant for direct and indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of loss of access to the Premises or to the Building as a result of such perils.

10.3.5 Tenant shall carry comprehensive automobile liability insurance having a combined single limit of not less than Two Million Dollars ($2,000,000.00) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance or use of any owned, hired or non-owned automobiles.

10.3.6 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall: (i) name Landlord, Landlord’s lenders, the lessors of a ground or underlying lease with respect to the Real Property and any other party Landlord reasonably specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant’s obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best’s Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the state in which the Real Property is located; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days’ prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord; (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord; and (vii) with respect to the insurance required in Sections 10.3.1, 10.3.2, 10.3.4 and 10.3.5 above, have deductible amounts not exceeding Five Thousand Dollars ($5,000.00). Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. If Tenant shall fail to procure such insurance, or to deliver such policies or certificate, within such time periods, Landlord may, at its option, in addition to all of its other rights and remedies under this Lease, and without regard to any notice and cure periods set forth in Section 19.1, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within ten (10) days after delivery of bills therefor.

10.

10.4 Subrogation. Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be. Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, public liability, or other similar insurance.

10.5 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant’s sole cost and expense, increased amounts of the insurance as may be reasonably required to be carried by Tenant pursuant to this Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant’s operations therein, as are then customarily required of similar tenants in similar office/R&D buildings located in Sunnyvale, California.

10.6 Landlord’s Insurance Obligations. Landlord shall, during the Term of this Lease, procure and keep in force (the cost of which shall be deemed an Operating Expense under this Lease) property insurance insuring the Building and rental value insurance for perils covered by the causes of loss - special form (all risk). Such coverage shall be written on a replacement cost basis equal to at least eighty percent (80%) of the full insurable replacement value of the foregoing and shall not cover Tenant’s personal property or equipment, the Tenant Improvements (as set forth in Exhibit B hereto), or any Alterations or Minor Alterations made by Tenant.

ARTICLE 11

DAMAGE AND DESTRUCTION

11.1 Repair of Damage to Premises by Landlord. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Building or Real Property serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, and subject to all other terms of this Article 11, restore the base, shell, and core of the Premises and such common areas. Such restoration shall be to substantially the same condition of the base, shell, and core of the Premises and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Real Property, or the lessor of a ground or underlying lease with respect to the Real Property and/or the Building, or any other modifications to the common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant’s insurance required under Section 10.3 of this Lease for Tenant Improvements, tenant improvements, Alterations and Minor Alterations, and Landlord shall repair any injury or damage to the tenant improvements and alterations installed in the Premises and shall return such tenant improvements and alterations to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant’s insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord’s repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord’s review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant’s business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the premises or common areas necessary to Tenant’s occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant’s employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of Base Rent and Tenant’s Share of Direct Expenses to the extent Landlord is reimbursed from the proceeds of rental interruption insurance purchased by Landlord as part of Operating Expenses, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof.

11.2 Landlord’s Option to Repair. Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, the Building and/or any other portion of the Real Property and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot reasonably be completed within one hundred twenty (120) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Real Property or ground or underlying lessor with respect to the Real Property and/or the Building shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground or underlying lease, as the case may be; or (iii) the damage is not fully covered, except for deductible amounts, by Landlord’s insurance policies. In addition, if the Premises or the Building is destroyed or damaged to any substantial extent during the last twelve (12) months of the Lease Term, then notwithstanding anything contained in this Article 11, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within thirty (30) days after such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice. Upon any such termination of this Lease pursuant to this Section 11.2, Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of termination, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

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11.3 Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Real Property, and any statute or regulation of the state in which the Real Property is located, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Real Property.

11.4 Tenant’s Right to Terminate. If the Premises or any part of the Premises or the Building necessary for Tenant’s normal business operations in the Premises shall be damaged by fire or other casualty, and Landlord determines that the reparation of such damage or casualty shall require more than one hundred twenty (120) days from the date of such damage to complete, then Tenant may terminate this Lease by notifying Landlord in writing of such election to terminate this Lease within thirty (30) days after the date on which Landlord has determined the length of time necessary to substantially complete such repairs, in which event the Rent shall be abated as of the date of such damage but only to the extent the Premises are unfit for occupancy.

ARTICLE 12

CONDEMNATION

12.1 Permanent Taking. If the whole or any part of the Premises, Building or Real Property shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Real Property, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days’ notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon ninety (90) days’ notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant’s personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim does not diminish the award available to Landlord, its ground lessor with respect to the Real Property or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure.

12.2 Temporary Taking. Notwithstanding anything to the contrary contained in this Article 12, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

ARTICLE 13

COVENANT OF QUIET ENJOYMENT

Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

14.1 Transfers. Except with respect to a Permitted Transfer (as hereinafter defined) Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and Tenant’s Representatives (all of the foregoing are hereinafter sometimes referred to collectively as “Transfers” and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferee”). If Tenant shall desire Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the “Transfer Notice”) shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the “Subject Space”), (iii) all of the terms of the proposed Transfer, the name and address of the proposed Transferee, and a copy of all

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existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof,, and (v) such other information as Landlord may reasonably require. Any Transfer made without Landlord’s prior written consent shall, at Landlord’s option, be null, void and of no effect, and shall, at Landlord’s option, constitute a default by Tenant under this Lease. Each time Tenant requests Landlord’s consent to a proposed Transfer, whether or not Landlord shall grant consent, within thirty (30) days after written request by Landlord, as additional rent hereunder, Tenant shall pay to Landlord One Thousand Five Hundred Dollars ($1,500.00) for Landlord’s review and processing fees, and, in addition, Tenant shall reimburse Landlord for any reasonable legal fees incurred by Landlord in connection with Tenant’s proposed Transfer.

14.2 Landlord’s Consent. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

14.2.1 the Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or Real Property;

14.2.2 the Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

14.2.3 the Transferee is either a governmental agency or instrumentality thereof;

14.2.4 the Transfer will result in more than a reasonable and safe number of occupants per floor within the Subject Space;

14.2.5 the Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested;

14.2.6 the proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Real Property a right to cancel its lease;

14.2.7 except with respect to a Permitted Transfer, the terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right); or

14.2.8 either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) is negotiating with Landlord to lease space in the Building or other buildings in the Park at such time.

If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord’s consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant’s original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord’s right of recapture, if any, under Section 14.4 of this Lease).

14.3 Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord an amount equal to fifty percent (50%) of the “Transfer Premium,” as that term is defined in this Section 14.3, received by Tenant from such Transferee. “Transfer Premium” shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred after deducting any commercially reasonably expenses incurred by Tenant for brokerage commissions, legal fees, tenant improvements, moving costs and similar market concessions in connection with such transfer (collectively, the “Subleasing Costs”). “Transfer Premium” shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.

14.4 Landlord’s Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, except with respect to a Permitted Transfer, as hereinafter defined, Landlord shall have the option, by giving written notice to Tenant within twenty (20) days after receipt of any Transfer Notice, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in

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the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. If this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of the last paragraph of Section 14.2 of this Lease.

14.5 Effect of Transfer. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, and (iv) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord’s consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord’s reasonable costs of such audit.

14.6 Additional Transfers. For purposes of this Lease, the term “Transfer” shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of twenty-five percent (25%) or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, (B) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of the value of the unencumbered assets of Tenant within a twelve (12) month period.

14.7 Affiliated Companies/Restructuring of Business Organization. The assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a parent or subsidiary of Tenant, or (ii) any person or entity which controls, is controlled by or under the common control with Tenant, or (iii) any entity which purchases all or substantially all of the assets of Tenant, or (iv) any entity into which Tenant is merged or consolidated (all such persons or entities described in clauses (i), (ii), (iii) and (iv) being sometimes herein referred to as “Affiliates”, with all of the foregoing assignments and subleases sometimes referred to collectively as “Permitted Transfers” and any Affiliate to whom any Permitted Transfer is made or sought to be made is hereinafter sometimes referred to as a “Permitted Transferee”) shall not be deemed a Transfer under this Article 14 (hence, the aforesaid events shall not be subject to obtaining Landlord’s prior consent, and Landlord’s rights under Section 14.4 shall not apply), provided in all instances that:

14.7.1 any such Affiliate was not formed as a subterfuge to avoid the obligations of this Article 14;

14.7.2 Tenant gives Landlord prior notice of any such assignment or sublease to an Affiliate, except solely for those Transfers in connection with which any applicable law precludes Tenant’s delivery to Landlord of prior notice of said Transfer then, in all such instances, Tenant shall deliver to Landlord subsequent notice of said Transfer within ten (10) days following the first (1st) day on which Tenant is permitted by law to deliver notice of such Transfer to Landlord;

14.7.3 the successor of Tenant shall have throughout the Lease Term a tangible net worth and net assets, in the aggregate, computed in accordance with generally accepted accounting principles (but excluding goodwill as an asset), which is sufficient to meet the obligations of Tenant under this Lease;

14.7.4 any assignment or sublease made pursuant to this Section 14.7 shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee, other than in the case of an Affiliate resulting from a merger or consolidation, shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such assignment or sublease, all the obligations of Tenant under this Lease; and

14.8 Notwithstanding any Permitted Transfer, Tenant and any guarantor shall remain fully liable for all obligations to be performed by Tenant under this Lease.

ARTICLE 15

SURRENDER; OWNERSHIP AND REMOVAL OF TRADE FIXTURES

15.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of

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this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord or is deemed to have given notice of all subleases or subtenancies affecting the Premises.

15.2 Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises (except for the Tenant Improvements set forth in Exhibit B hereto), and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal; provided, however, that Tenant shall not be obligated to remove any improvements, Alterations or Minor Alterations unless, pursuant to Section 8.3 above, Landlord has given notice or is deemed to have given notice that such removal and repair is required. If Tenant fails to complete such removal and/or repair any damage caused by such removal, then Landlord may do so and charge the cost thereof to Tenant.

ARTICLE 16

HOLDING OVER

If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

ARTICLE 17

ESTOPPEL CERTIFICATES

Tenant shall, concurrently with the execution of this Lease by Tenant and within ten (10) business days following a written request by Landlord at any time thereafter, execute and deliver to Landlord an estoppel certificate, which shall be in the form attached hereto as Exhibit F and incorporated herein by this reference or such other form as may be required by any current or prospective mortgagee or purchaser of the Real Property (or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord’s mortgagee or prospective mortgagee. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. If Tenant fails to timely execute and deliver such estoppel certificate or other instruments then, after giving Tenant five (5) days notice of such failure, such failure shall constitute (i) an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception, (ii) a material default of the provisions of this Lease, and (iii) in addition, Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, including attorney’s fees, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such estoppel certificate.

ARTICLE 18

SUBORDINATION

18.1 Subordination. This Lease is subject and subordinate to all present and future ground or underlying leases of the Real Property, and to the lien of any mortgages or trust deeds, now or hereafter in force against the Real Property, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground leases or underlying leases (such holders and lessors are sometimes individually referred to herein as a “Holder”), require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, or if any ground or underlying lease is terminated, upon recognition and agreement not to disturb Tenant, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale or other Holder, as the case may be, if so requested to do so by such purchaser or Holder and/or if required to do so pursuant to any SNDA or other form of subordination, non-disturbance and attornment agreement executed by the Current Lender (defined in and pursuant to Section 18.2 below) or other Holder, and to recognize such purchaser or Holder as the lessor under this Lease. Tenant

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shall, within five (5) business days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so, provided that such authorization shall in no way relieve Tenant from the obligation of executing such instruments of subordination or superiority. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

18.2 Existing Agreement. Tenant hereby acknowledges that as of the date of execution of this Lease, there is a deed of trust encumbering Landlord’s interest in the Real Property in favor of Connecticut Life Insurance Company (the “Current Lender”). Tenant shall, concurrently with the execution of this Lease by Tenant and within ten (10) days following a written request by Landlord at any time thereafter, execute, notarize and deliver to Landlord a subordination, non-disturbance and attornment agreement (i) in the form attached to this Lease as Exhibit E and incorporated herein by this reference (the “SNDA”) or (ii) in such other form as may then be reasonably required by the Current Lender or other Holder. Landlord shall endeavor to cause the Current Lender and any other Holder to execute, notarize and deliver to Tenant the SNDA or such other form of subordination, non-disturbance and attornment agreement, as applicable, but Landlord shall not be in default under this Lease and shall have no liability to Tenant whatsoever if Landlord is unable to obtain and deliver to Tenant the SNDA or such other form of subordination, non-disturbance and attornment agreement executed by the Current Lender or other Holder, as applicable.

ARTICLE 19

TENANT’S DEFAULTS; LANDLORD’S REMEDIES

19.1 Events of Default by Tenant. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any reduction of Rent. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, within five (5) days after Landlord’s delivery to Tenant of written notice that said payment is due or past due; provided, however, any such written notice shall be in lieu of, and not in addition to, any notice required under California Civil Code of Procedure Section 1161 et. seq. and all similar or successor laws; or

19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for fifteen (15) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a fifteen (15)-day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible; or

19.1.3 Abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for fifteen (15) business days or longer while in default of any provision of this Lease.

19.2 Landlord’s Remedies Upon Default. Upon the occurrence of any such default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

(i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

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(iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(v) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the “worth at the time of award” shall be computed by allowing interest at the Interest Rate set forth in Section 4.5 of this Lease. As used in Paragraph 19.2.1(iii) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

19.2.3 Landlord may, but shall not be obligated to, make any such payment or perform or otherwise cure any such obligation, provision, covenant or condition on Tenant’s part to be observed or performed (and may enter the Premises for such purposes). In the event of Tenant’s failure to perform any of its obligations or covenants under this Lease, and such failure to perform poses a material risk of injury or harm to persons or damage to or loss of property, then Landlord shall have the right to cure or otherwise perform such covenant or obligation at any time after such failure to perform by Tenant, whether or not any such notice or cure period set forth in Section 19.1 above has expired. Any such actions undertaken by Landlord pursuant to the foregoing provisions of this Section 19.2.3 shall not be deemed a waiver of Landlord’s rights and remedies as a result of Tenant’s failure to perform and shall not release Tenant from any of its obligations under this Lease.

19.3 Payment by Tenant. Tenant shall pay to Landlord, within fifteen (15) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with Landlord’s performance or cure of any of Tenant’s obligations pursuant to the provisions of Section 19.2.3 above; and (ii) sums equal to all commercially reasonable expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant’s obligations under this Section 19.3 shall survive the expiration or sooner termination of the Lease Term.

19.4 Sublessees of Tenant. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. In the event of Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

19.5 Waiver of Default. No waiver by Landlord of any violation or breach by Tenant of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach by Tenant of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon a default by Tenant shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

19.6 Efforts to Relet. For the purposes of this Article 19, Tenant’s right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord’s interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant’s right to possession.

ARTICLE 20

SECURITY DEPOSIT

Concurrent with Tenant’s execution of this Lease, Tenant shall deposit with Landlord a security deposit (the “Security Deposit”) in the amount set forth in Section 10 of the Summary. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. If Tenant defaults with respect to any provisions of this Lease,

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including, but not limited to, the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant’s default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant’s failure to do so shall be a default under this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit, or any balance thereof, shall be returned to Tenant, or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder, within sixty (60) days following the expiration of the Lease Term. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to any interest on the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant.

ARTICLE 21

COMPLIANCE WITH LAW

Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures, other than the making of structural changes or changes to the Building’s life safety system (collectively the “Excluded Changes”) except to the extent such Excluded Changes are required due to Tenant’s alterations to or manner of use of the Premises. In addition, Tenant shall fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Real Property, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

ARTICLE 22

ENTRY BY LANDLORD

Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or tenants, or to the ground or underlying lessors; (iii) to post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building, or as Landlord may otherwise reasonably desire or deem necessary. Notwithstanding anything to the contrary contained in this Article 22, Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s normal business operation in the Premises. Landlord may enter the Premises at any time, without notice to Tenant, in emergency situations and/or to perform janitorial or other services required of Landlord pursuant to this Lease. Any such entries shall be without the abatement of Rent and shall include the right to take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant’s business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant’s vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to enter without notice and use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

ARTICLE 23

TENANT PARKING

Tenant shall have the right to use up to the number of undesignated, unreserved parking spaces set forth in Section 11 of the Summary for parking in the Parking Facilities. Tenant shall abide, and cause its employees and visitors who utilize the Parking Facilities to abide, by all parking rules and regulations for parking in the Parking Facilities, as may be adopted and/or modified by Landlord and/or Landlord’s parking operator from time to time. Landlord specifically reserves the right to change the location, size, configuration, design, layout and all other aspects of the Parking Facilities at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Parking Facilities for purposes of permitting or facilitating any such construction, alteration or improvements. Notwithstanding the foregoing, Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s normal business operations in the Premises. The parking spaces provided to Tenant pursuant to this Article 23 are provided solely for use by Tenant and Tenant’s Representatives, and such spaces may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord’s prior approval.

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ARTICLE 24

MISCELLANEOUS PROVISIONS

24.1 Terms; Captions. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

24.2 Binding Effect. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

24.3 No Waiver. No waiver of any provision of this Lease shall be implied by any failure of a party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by a party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant’s right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

24.4 Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Real Property require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) business days following the request therefor. Should Landlord or any such current or prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease and to deliver the same to Landlord within ten (10) days following the request therefor.

24.5 Transfer of Landlord’s Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Real Property and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability accruing or arising under this Lease from and after the date of such transfer, and Tenant agrees to look solely to such transferee for the performance of Landlord’s obligations hereunder after the date of transfer. The liability of any transferee of Landlord shall be limited to the interest of such transferee in the Real Property and such transferee shall be without personal liability under this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

24.6 Prohibition Against Recording. Except as provided in Section 24.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord’s election.

24.7 Landlord’s Title; Air Rights. Landlord’s title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

24.8 Tenant’s Signs. Tenant shall be entitled, at its sole cost and expense, to (i) one (1) identification sign on or near the entry doors of the Premises, and (ii) for multi-tenant floors, one (1) identification or directional sign, as designated by Landlord, in the elevator lobby on the floor on which the Premises are located. Such signs shall be installed by a signage contractor designated by Landlord. The location, quality, design, style, lighting and size of such signs shall be consistent with the Landlord’s Building standard signage program and shall be subject to Landlord’s prior written approval, in its reasonable discretion. Upon the expiration or earlier termination of this Lease, Tenant shall be responsible, at its sole cost and expense, for the removal of such signage and the repair of all damage to the Building caused by such removal. Except for such identification signs, Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Building or the Real Property. Any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises or Building are subject to the prior approval of Landlord, in its sole and absolute discretion.

24.9 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

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24.10 Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant’s designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

24.11 Time of Essence. Time is of the essence of this Lease and each of its provisions.

24.12 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

24.13 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representation, including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the Exhibits attached hereto.

24.14 Landlord Exculpation. It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Real Property, and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

24.15 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

24.16 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Building and at the Real Property as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building and Real Property. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Real Property.

24.17 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, the “Force Majeure”), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party’s performance caused by a Force Majeure.

24.18 Waiver of Redemption by Tenant. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises after any termination of this Lease.

24.19 Notices. All notices, demands, statements or communications (collectively, “Notices”) given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 24.19 or upon the date personal delivery is made. If Tenant is notified of the identity and address of Landlord’s mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or

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ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant’s exercising any remedy available to Tenant.

24.20 Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

24.21 Authority. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Real Property is located and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

24.22 Jury Trial; Attorneys’ Fees. IF EITHER PARTY COMMENCES LITIGATION AGAINST THE OTHER FOR THE SPECIFIC PERFORMANCE OF THIS LEASE, FOR DAMAGES FOR THE BREACH HEREOF OR OTHERWISE FOR ENFORCEMENT OF ANY REMEDY HEREUNDER, THE PARTIES HERETO AGREE TO AND HEREBY DO WAIVE ANY RIGHT TO A TRIAL BY JURY. In the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys’ fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

24.23 Governing Law. This Lease shall be construed and enforced in accordance with the laws of the state in which the Real Property is located.

24.24 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

24.25 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party’s dealings with any real estate broker or agent other than the Brokers.

24.26 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord’s expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building, Real Property or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

24.27 Building Name and Signage. Landlord shall have the right at any time to change the name of the Building and Real Property and to install, affix and maintain any and all signs on the exterior and on the interior of the Building and any portion of the Real Property as Landlord may, in Landlord’s sole discretion, desire. Tenant shall not use the name of the Building or Real Property or use pictures or illustrations of the Building or Real Property in advertising or other publicity, without the prior written consent of Landlord.

24.28 Building Directory. At Tenant’s cost, Landlord shall include Tenant’s name and location in the Building on one (1) line on the Building directory.

24.29 Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant’s financial, legal, and space planning consultants, provided that Tenant may disclose the terms of the Lease and related documents if in the opinion of counsel such disclosure is necessary to comply with applicable law, rule or regulation of any securities association, stock exchange or national securities quotation system on which Tenant’s securities are listed or traded.

24.30 Landlord Renovations. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, Real Property, or any part thereof and that no representations or warranties respecting the condition of the Premises, the Building or the Real Property have been made by Landlord to Tenant, except as specifically set forth in this Lease. However, Tenant acknowledges that Landlord may from time to time, at Landlord’s sole option, renovate, improve, alter, or modify (collectively, the “Renovations”) the Building, Premises, and/or Real Property, including without limitation the Parking Facilities, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may

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include, without limitation, (i) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and (ii) installing new carpeting, lighting, and wall coverings in the Building common areas, and in connection with such Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Real Property, including portions of the common areas, or perform work in the Building and/or Real Property, which work may create noise, dust or leave debris in the Building and/or Real Property. Tenant hereby agrees that such Renovations and Landlord’s actions in connection with such Renovations shall neither constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant’s business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant’s personal property or improvements resulting from the Renovations or Landlord’s actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord’s actions in connection with such Renovations.

ARTICLE 25

FURNITURE

Landlord and Tenant acknowledge and agree that during the Term of this Lease, Landlord shall lease to Tenant, at no additional cost or expense, all of those certain furniture systems, if any, as Tenant may purchase using its Tenant Improvement Allowance, listed in Exhibit E attached hereto and made a part hereof (“Furniture”). The Furniture shall be limited to wired cubicles, chairs for such cubicles and a reception desk and chair. If the Furniture, if any, to be leased to Tenant pursuant to this Article 25 is not purchased or identified as of the Date of this Lease as specified in Section 1 of the Lease Summary, then as soon as reasonably possible after such Furniture is purchased and identified, Exhibit E shall be prepared or amended as applicable, and shall be attached hereto and incorporated herein by this reference. Such leasing of the Furniture to Tenant is on an “AS-IS, WITH ALL FAULTS” basis and subject to all of the terms of this Lease (including, without limitation, Article 10, of this Lease), without recourse, representation or warranty of any kind or nature, express or implied, including without limitation, habitability, merchantability or fitness for a particular purpose. At the expiration or earlier termination of this Lease, the Furniture shall be returned and surrendered to Landlord in good condition and repair, reasonable wear and tear and damage by Landlord excepted. Landlord shall have no obligation to repair, maintain or insure any of the Furniture. Tenant shall not have the right or ability to (i) remove or materially modify the Furniture or (ii) assign or sublet any of the Furniture except in conjunction with this Lease and the Premises. Tenant shall pay any taxes, assessments and Insurance premiums attributable to the Furniture.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

“LANDLORD”:	SUNNYVALE BUSINESS PARK,
a California limited partnership

	By:	PATRICIAN ASSOCIATES, INC.,
a California corporation, General Partner

		By:	PRINCIPAL REAL ESTATE INVESTORS, LLC,
a Delaware limited liability company,
its authorized signatory

		By:	/s/ Robert T. Klinkner

		By:	Robert T. Klinkner

“TENANT”:	LEADIS TECHNOLOGY, INC.,
a Delaware corporation

	By:	/s/ Ken Lee
		Name:	Ken Lee
		Its:	Vice President

	By:	/s/ Victor Lee
		Name:	Victor Lee
		Its:	Secretary

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

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EXHIBIT A

OUTLINE OF FLOOR PLAN OF PREMISES

Exhibit A, Page 1.

EXHIBIT B

TENANT WORK LETTER

Tenant acknowledges and agrees that the Premises have previously been constructed including interior tenant improvements therein, and is satisfactory and shall be accepted by Tenant in its “AS IS” condition as of the date of execution of this Lease and on the Lease Commencement Date; provided, however, that Landlord shall construct certain modifications to the interior of the Premises pursuant to the Approved Working Drawings in accordance with the following provisions of this Tenant Work Letter.

SECTION 1

CONSTRUCTION DRAWINGS FOR THE PREMISES

Prior to the execution of this Lease, Landlord and Tenant have approved a detailed space plan for the construction of certain improvements in the Premises, a copy of which is attached hereto as Exhibit B-1 (the “Final Space Plan”). Based upon and in conformity with the Final Space Plan, Landlord shall cause its architect and engineers to prepare and deliver to Tenant, for Tenant’s approval, detailed specifications and engineered working drawings for the tenant improvements shown on the Final Space Plan (the “Working Drawings”). The Working Drawings shall incorporate modifications to the Final Space Plan as necessary to comply with the floor load and other structural and system requirements of the Building. To the extent that the finishes and specifications are not completely set forth in the Final Space Plan for any portion of the tenant improvements depicted thereon, the actual specifications and finish work shall be in accordance with the specifications for the Building’s standard tenant improvement items, as determined by Landlord. Within five (5) business days after Tenant’s receipt of the Working Drawings, Tenant shall approve or disapprove the same, which approval shall not be unreasonably withheld; provided, however, that Tenant may only disapprove the Working Drawings to the extent such Working Drawings are inconsistent with the Final Space Plan and only if Tenant delivers to Landlord, within such five (5) business day period, specific changes proposed by Tenant which are consistent with the Final Space Plan and do not constitute changes which would result in any of the circumstances described in items (i) through (iv) below. If any such revisions are timely and properly proposed by Tenant, Landlord shall cause its architect and engineers to revise the Working Drawings to incorporate such revisions and submit the same for Tenant’s approval in accordance with the foregoing provisions, and the parties shall follow the foregoing procedures for approving the Working Drawings until the same are finally approved by Landlord and Tenant. Upon Landlord’s and Tenant’s approval of the Working Drawings, the same shall be known as the “Approved Working Drawings”. Once the Approved Working Drawings have been approved by Landlord and Tenant, Tenant shall make no changes, change orders or modifications thereto without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion if such change or modification would: (i) directly or indirectly delay the Substantial Completion of the Premises; (ii) increase the cost of designing or constructing the Tenant Improvements above the cost of the tenant improvements depicted in the Final Space Plan; (iii) be of a quality lower than the quality of the standard tenant improvement items for the Building; and/or (iv) require any changes to the Base, Shell and Core or structural improvements or systems of the Building. The Final Space Plan, Working Drawings and Approved Working Drawings shall be collectively referred to herein as, the “Construction Drawings”. The tenant improvements shown on the Approved Working Drawings shall be referred to herein as the “Tenant Improvements”.

SECTION 2

CONSTRUCTION AND PAYMENT FOR COSTS OF TENANT IMPROVEMENTS

Landlord shall cause a contractor designated by Landlord (the “Contractor”) to (i) obtain all applicable building permits for construction of the Tenant Improvements, and (ii) construct the Tenant Improvements as depicted on the Approved Working Drawings, in compliance with such building permits and all applicable laws in effect at the time of construction, and in good workmanlike manner. Landlord shall pay for the cost of the design and construction of the Tenant Improvements (which shall include Landlord’s supervision fee of four percent (4%) of such costs) in an amount up to, but not exceeding, Two Hundred Ninety-six Thousand Dollars ($296,000) (i.e., $25.00 per rentable square foot of the Premises) (the “Tenant Improvement Allowance”); provided, the Tenant Improvement Allowance shall not cover, and Tenant shall be responsible to pay the entire cost of all “above-building standard” selections, finishes, specifications and materials. In the event Tenant elects not to improve all of the Premises consistent with the Final Space Plan, and Landlord has approved of such election in writing, the Tenant Improvement Allowance shall be reduced proportionately commensurate with the rentable square footage of the Premises not improved with Tenant Improvements (for example, if twenty-five percent (25%) of the Premises is not improved with Tenant Improvements, the amount of the Tenant Improvement Allowance shall be reduced by twenty-five percent (25%). If any portion of the Tenant Improvement Allowance remains after the design and construction of the Tenant Improvements, Tenant may apply such remaining portion of the Tenant Improvement Allowance toward its purchase of furniture and furniture systems for the Premises; provided, if pursuant to the preceding sentence, Tenant elects not to improve all of the Premises as set forth in the Final Space Plan, the Tenant Improvement Allowance shall be reduced pursuant to the preceding sentence, and only such portion of the reduced Tenant Improvement Allowance remaining after the design and construction of the Tenant Improvements may be applied by Tenant toward the purchase of furniture and furniture systems for the Premises. Tenant shall pay for and Landlord shall have no obligation or liability in connection with (i) any costs in excess of the Tenant Improvement Allowance and (ii) any costs attributed to Tenant’s selection of “above-building standard” selections, finishes, specifications and materials, which payment shall be made to Landlord in cash within five (5) days after Tenant’s receipt of invoice therefor from Landlord and in any event prior to the date Landlord causes the Contractor to

Exhibit B, Page 1.

commence construction of the Tenant Improvements. In no event shall Landlord be obligated to pay for any of Tenant’s furniture, computer systems, telephone systems, equipment or other personal property which may be depicted on the Construction Drawings unless expressly agreed by Landlord, and all such items shall be paid for by Tenant. As used herein, the term “above-building standard” shall mean any specification of a higher or more expensive quality than the specifications for the Building’s standard tenant improvement items, as determined by Landlord. Tenant shall not be entitled to receive in cash or as a credit against any rental or otherwise, any portion of the Allowance not used to pay for the cost of the design and construction of the Tenant Improvements.

SECTION 3

READY FOR OCCUPANCY; SUBSTANTIAL COMPLETION OF THE TENANT IMPROVEMENTS

3.1 Ready for Occupancy; Substantial Completion. For purposes of the Lease, including for purposes of determining the Lease Commencement Date (as set forth in Section 7.2 of the Summary), the Premises shall be “Ready for Occupancy” upon Substantial Completion of the Premises. For purposes of this Lease, “Substantial Completion” of the Premises shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor.

3.2 Delay of the Substantial Completion of the Premises. If there shall be a delay or there are delays in the Substantial Completion of the Premises as a direct, indirect, partial, or total result of any of the following (collectively, “Tenant Delays”):

3.2.1 Tenant’s failure to timely approve the Working Drawings or any other matter requiring Tenant’s approval;

3.2.2 A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

3.2.3 Tenant’s request for changes in any of the Construction Drawings;

3.2.4 Tenant’s requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the estimated date of Substantial Completion of the Premises, as set forth in the Lease, or which are different from, or not included in, Landlord’s building standard tenant improvement items for the Building;

3.2.5 Changes to the Base, Shell and Core, structural components or structural components or systems of the Building required by the Approved Working Drawings; or

3.2.6 Any other acts or omissions of Tenant, or its agents, or employees; then, notwithstanding anything to the contrary set forth in the Lease and regardless of the actual date of Substantial Completion, the Lease Commencement Date (as set forth in Section 7.2 of the Summary) shall be deemed to be the date the Lease Commencement Date would have occurred if no Tenant Delay or Delays, as set forth above, had occurred.

SECTION 4

MISCELLANEOUS

4.1 Tenant’s Entry Into the Premises Prior to Substantial Completion. Provided that Tenant and its agents do not interfere with Contractor’s work in the Building and the Premises, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Premises for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant’s data and telephone equipment) in the Premises. Prior to Tenant’s entry into the Premises as permitted by the terms of this Section 4, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant’s entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Premises or Real Property and against injury to any persons caused by Tenant’s actions pursuant to this Section 4.

4.2 Termination. Notwithstanding anything in the Lease (including this Tenant Work Letter) to the contrary, Tenant acknowledges and agrees that Landlord shall have the right to terminate the Lease by giving Tenant written notice of the exercise of such option (in which event the Lease shall cease and terminate as of the date of such notice) in the event Landlord is unable to obtain, after using commercially reasonable efforts, the permits for the Tenant Improvements within ninety (90) days from the date of the full execution and delivery of the Lease by Landlord and Tenant. Upon such termination, the parties shall be relieved of all further obligations under the Lease except for those obligations under the Lease which expressly survive the expiration or sooner termination of the Lease.

4.3 Landlord’s Representative. Landlord has designated Ellen Bartholomew of Legacy Partners Commercial, Inc, as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

Exhibit B, Page 2.

4.4 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a “number of days” shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord’s sole option, at the end of said period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

4.5 Tenant’s Lease Default. Notwithstanding any provision to the contrary contained in the Lease, if an event of default by Tenant as described in Section 19.1 of the Lease or any default by Tenant under this Tenant Work Letter has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 5.2 of this Tenant Work Letter), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

Exhibit B, Page 3.

EXHIBIT B-1

FINAL SPACE PLAN

Exhibit B-1, Page 1.

EXHIBIT C

AMENDMENT TO LEASE

This AMENDMENT TO LEASE (“Amendment”) is made and entered into effective as of                     , by and between SUNNYVALE BUSINESS PARK, a California limited partnership (“Landlord”), and LEADIS TECHNOLOGY, INC., a Delaware Corporation (“Tenant”).

R E C I T A L S :

A. Landlord and Tenant entered into that certain Lease dated as of December 23, 2004 (the “Lease”), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain “Premises”, as described in the Lease, known as Suite 200 of the Building located at 800 West California Avenue, Sunnyvale, California 94086.

B. Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meaning as such terms in the Lease.

C. Landlord and Tenant desire to amend the Lease to confirm the commencement and expiration dates of the term, as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Confirmation of Dates. The parties hereby confirm that (a) the Premises are Ready for Occupancy, and (b) the term of the Lease commenced as of                      (the “Lease Commencement Date”) for a term of five (5) years and three (3) months ending on                      (unless sooner terminated as provided in the Lease.

2. No Further Modification. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, this Amendment to Lease has been executed as of the day and year first above written.

“LANDLORD”:	SUNNYVALE BUSINESS PARK,
a California limited partnership

	By:	PATRICIAN ASSOCIATES, INC.,
a California corporation, General Partner

		By:	PRINCIPAL REAL ESTATE INVESTORS, LLC,
a Delaware limited liability company,
its authorized signatory

By:

By:

“TENANT”:	LEADIS TECHNOLOGY, INC.,
a Delaware corporation

By:
Name:
		Its:	Vice President

By:
Name:
		Its:	Secretary

Exhibit C, Page 1.

EXHIBIT D

RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Building or Real Property.

1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord’s prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord.

2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises, unless electrical hold backs have been installed.

3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Building. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register when so doing. After-hours access by Tenant’s authorized employees may be provided by card-key access or other procedures adopted by Landlord from time to time; Tenant shall pay for the costs of all access cards provided to Tenant’s employees and all replacements thereof for lost, stolen or damaged cards. Access to the Building and/or Real Property may be refused unless the person seeking access has proper identification or has a previously arranged pass for such access. Landlord and its agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building and/or Real Property of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building and/or Real Property during the continuance of same by any means it deems appropriate for the safety and protection of life and property.

4. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. All damage done to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of Tenant and any expense of said damage or injury shall be borne by Tenant.

5. No furniture, freight, packages, supplies, equipment or merchandise will be brought into or removed from the Building or carried up or down in the elevators, except upon prior notice to Landlord, and in such manner, in such specific elevator, and between such hours as shall be designated by Landlord. Tenant shall provide Landlord with not less than 24 hours prior notice of the need to utilize an elevator for any such purpose, so as to provide Landlord with a reasonable period to schedule such use and to install such padding or take such other actions or prescribe such procedures as are appropriate to protect against damage to the elevators or other parts of the Building.

6. Landlord shall have the right to control and operate the public portions of the Building and Real Property, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of tenants, in such manner as is customary for comparable buildings in the vicinity of the Building.

7. The requirements of Tenant will be attended to only upon application at the management office of the Real Property or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

8. Tenant shall not disturb, solicit, or canvass any occupant of the Building or Real Property and shall cooperate with Landlord or Landlord’s agents to prevent same.

9. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

10. Tenant shall not overload the floor of the Premises. Tenant shall not mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Landlord’s consent first had and obtained; provided, however, Landlord’s prior consent shall not be required with respect to Tenant’s placement of pictures and other normal office wall hangings on the interior walls of the Premises (but at the end of the Term, Tenant shall repair any holes and other damage to the Premises resulting therefrom).

Exhibit D, Page 1.

11. Except for vending machines intended for the sole use of Tenant’s employees and invitees, no vending machine or machines of any description other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

12. Tenant shall not use any method of heating or air conditioning other than that which may be supplied by Landlord, without the prior written consent of Landlord.

13. Tenant shall not use or keep in or on the Premises, the Building or Real Property any kerosene, gasoline or other inflammable or combustible fluid or material. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building or Real Property by reason of noise, odors, or vibrations, or interfere in any way with other tenants or those having business therewith.

14. Tenant shall not bring into or keep within the Real Property, the Building or the Premises any animals, birds, bicycles or other vehicles.

15. No cooking shall be done or permitted by Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters’ laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations, and does not cause odors which are objectionable to Landlord and other tenants.

16. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

17. Landlord reserves the right to exclude or expel from the Building and/or Real Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

18. Tenant, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use the same only as a means of ingress and egress for the Premises.

19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building’s heating and air conditioning system, and shall refrain from attempting to adjust any controls.

20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Real Property is located without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

22. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, when the Premises are not occupied.

23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord.

24. The washing and/or detailing of or, the installation of windshields, radios, telephones in or general work on, automobiles shall not be allowed on the Real Property.

25. Food vendors shall be allowed in the Building upon receipt of a written request from the Tenant. The food vendor shall service only the tenants that have a written request on file in the management office of the Real Property. Under no circumstance shall the food vendor display their products in a public or common area including corridors and elevator lobbies. Any failure to comply with this rule shall result in immediate permanent withdrawal of the vendor from the Building.

Exhibit D, Page 2.

26. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

27. Tenant shall comply with any non-smoking ordinance adopted by any applicable governmental authority.

28. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Building and/or Real Property. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord’s judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building and Real Property, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord shall not be responsible to Tenant or to any other person for the nonobservance of the Rules and Regulations by another tenant or other person. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

Exhibit D, Page 3.

EXHIBIT E

FURNITURE

Exhibit E, Page 1.

EXHIBIT F

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Tenant Name:	LEADIS TECHNOLOGY, INC., a Delaware Corporation
Trade Name:	Not applicable
Room/Unit No.:	800 West California Avenue, Suite 200, Sunnyvale, California 94086

THIS AGREEMENT is dated the          day of         , 200        , and is made by and among CONNECTICUT GENERAL LIFE INSURANCE COMPANY, having an address c/o CIGNA Investments, Inc., 280 Trumbull Street, Hartford, Connecticut 06103, Attn: Debt Asset Management, H-11-H (“Mortgagee”), LEADIS TECHNOLOGY, INC., a                     , having an address of 800 West California Avenue, Suite 200, Sunnyvale, California (“Tenant”), and SUNNYVALE BUSINESS PARK, a California limited partnership, having an address of c/o Legacy Partners Commercial, Inc., 4000 East Third Avenue, Suite 600, Foster City, California (“Landlord”).

RECITALS:

A. Tenant has entered into a lease (“Lease”) dated December 23, 2004, with Landlord covering the premises known as 800 West California Avenue, Suite 200, Sunnyvale, California (the “Premises” within the property known as Sunnyvale Business Park, more particularly described as shown on Exhibit A, attached hereto (the “Real Property”).

B. Mortgagee has agreed to make or has made a mortgage loan in the amount of Sixty Five Million Five Hundred Thousand Dollars ($65,500,000.00) to Landlord, secured by a mortgage of the Real Property (the “Mortgage”), and the parties desire to set forth their agreement herein.

NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The Lease and all extensions, renewals, replacements or modifications thereof are and shall be subject and subordinate to the Mortgage and all terms and conditions thereof insofar as it affects the Real Property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

2. Tenant shall attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease on the same terms and conditions set forth in the Lease; provided, however, that the foregoing parties shall first recognize and agree not to disturb Tenant.

3. If it becomes necessary to foreclose the Mortgage, Mortgagee shall neither terminate the Lease nor join Tenant In summary or foreclosure proceedings for the purpose of terminating the Lease so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease beyond any applicable notice and cure periods.

4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be: (a) liable for the return of any security deposit unless such deposit has been delivered to Mortgagee by Landlord or is in an escrow fund available to Mortgagee, (b) bound by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord (including Landlord), (c) bound by any amendment, modification, or termination of the Lease made without Mortgagee’s prior written consent (which consent shall not be unreasonably withheld or delayed), or (d) personally liable under the Lease, Mortgagee’s liability thereunder being limited to its interest in the Real Property.

5. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

6. Tenant shall give Mortgagee, by commercial overnight delivery service, a copy of any notice of default served on Landlord at the same time such notice is sent to the Landlord, addressed to Mortgagee at Mortgagee’s address set forth above or at such other address as to which Tenant has been notified in writing. Mortgagee shall have the right, but not the obligation, to cure such default within the time period specified in the Lease.

7. Landlord has agreed under the Mortgage and other loan documents that rentals payable under the Lease shall be paid directly by Tenant to Mortgagee upon default by Landlord under the Mortgage. After receipt of notice from Mortgagee to Tenant, at the address set forth above or at such other address as to which Mortgagee has been notified in writing, that rentals under the Lease should be paid to Mortgagee, Tenant shall pay to Mortgagee, or at the direction of Mortgagee, all monies due or to become due to Landlord under the Lease. Tenant shall have no responsibility to ascertain whether such demand by Mortgagee is permitted under the Mortgage, or to inquire into the existence of a default. Landlord hereby waives any right, claim, or demand it may now or hereafter have against Tenant by reason of such payment to Mortgagee, and any such payment shall discharge the obligations of Tenant to make such payment to Landlord.

///continued on next page///

Exhibit F, Page 1.

///signatures continued from previous page///

IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

WITNESSES:	MORTGAGEE:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY,
a Delaware corporation

By:
Name:
Its:
Name:

TENANT:

LEADIS TECHNOLOGY, INC.,
a Delaware Corporation

By:
Name:	Name:
	Title:	Vice President-Finance

By:
Name:	Name:
	Title:	Chief Financial Officer

LANDLORD:

SUNNYVALE BUSINESS PARK,
Name:	a California limited partnership

	By:	PATRICIAN ASSOCIATES, INC.,
Name:		a California corporation, General Partner

		By:	PRINCIPAL REAL ESTATE INVESTORS, LLC, a Delaware limited liability company, its authorized signatory

By:
Its:

By:
Its:

Date:

Exhibit F, Page 2.

STATE OR COMMONWEALTH OF

                                                                                  :                                                 ss

COUNTY OF

On this, the      day of                                     , 20    , before me, the undersigned officer, personally appeared                     , who acknowledged himself/herself to be the                     of                             , and signed the foregoing instrument for the purposes therein contained as his/her free act and deed and the free act and deed of such entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year aforesaid.

Notary Public
My Commission Expires:

STATE OR COMMONWEALTH OF

                                                                                  :                                                 ss

COUNTY OF

On this, the      day of     , 20    , before me, the undersigned officer, personally appeared                     , who acknowledged himself/herself to be the                     of                             , and signed the foregoing instrument for the purposes therein contained as his/her free act and deed and the free act and deed of such entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year aforesaid.

Notary Public
My Commission Expires:

STATE OR COMMONWEALTH OF

                                                                                  :                                                 ss

COUNTY OF

On this, the      day of                                     , 20    , before me, the undersigned officer, personally appeared                     , who acknowledged himself/herself to be the                     of                                 , and signed the foregoing instrument for the purposes therein contained as his/her free act and deed and the free act and deed of such entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year aforesaid.

Notary Public
My Commission Expires:

Exhibit F, Page 3.

EXHIBIT G

LEASE ESTOPPEL CERTIFICATE

Landlord:	SUNNYVALE BUSINESS PARK, a California limited partnership

Tenant:	LEADIS TECHNOLOGY, INC., a Delaware Corporation

Tenant Trade Name:	Not applicable

Premises:	800 West California Avenue, Suite 200, Sunnyvale, California 94086

Area: 11,840 RSF	Lease Date: December 23, 2004

The undersigned Landlord and Tenant of the above-referenced lease (the “Lease”) hereby ratify the Lease and certify to Lender as mortgagee of the Real Property of which the premises demised under the Lease (the “Premises”) is a part, as follows:

1.	That the term of the Lease [Initial One]:

	( )	commenced on , 200 and the Tenant is in full and complete possession of the premises demised under the Lease and has commenced full occupancy and use of the premises, such possession having been delivered by the original landlord and having been accepted by the Tenant.

	( )	is anticipated to commence on , 200 at which time Tenant shall (i) be in full and complete possession of the premises demised under the Lease and (ii) commence full occupancy and use of the Premises (such premises having then been delivered and accepted by the Tenant).

2.	That the Lease calls for monthly rent installments of $ to date and that the Tenant [Initial One]:

	( )	is paying monthly installments of rent of $ , which commenced to accrue on the day of , 200 .

	( )	shall pay monthly installments of rent of $ , which shall commence to accrue on the Lease Commencement Date anticipated to be , 200 .

3.	That no advance rental or other payment has been made in connection with the Lease [Initial One]:

	( )	except rental for the current month, there is no “free rent” or other concession under the remaining term of the Lease and the rent has been paid to and including , 200 .

	( )	except for the first (1st) month of the Lease Term for which rent is due and payable (the ( ) month of the Lease Term) and there is / there is no [check one] “free rent” or other concession during the Lease Term.

4.	That a security deposit in the amount of $ is being held by Landlord, which amount is not subject to any set-off or reduction or to any increase for interest or other credit due to Tenant, except as set forth in the Lease.

5.	That all obligations and conditions under said Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and set-offs [Initial One]:

	( )	including all construction work in the Premises.

	( )	except the initial tenant improvements to be constructed pursuant to Exhibit B.

6.	That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of the Landlord or the Tenant in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default; and that said Lease has: (Initial One)

	( )	not been amended, modified, supplemented, extended, renewed or assigned

	( )	been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:

Exhibit G, Page 1.

7.	That the Lease provides for a primary term of years and months; the term of the Lease expires on [Initial One]:

	( )	the day of , 200 .

	( )	( ) years after the Lease Commencement Date (complete this only if the Lease Commencement Date has not yet occurred).

8.	[Initial One]

	( )	Neither the Lease nor any of the documents listed above in Paragraph 6 (if any), contain an option for any additional term or terms.

	( )	The Lease and/or the documents listed above in Paragraph 6 contain an option for ( ) additional term of ( ) years at a rent to be determined as follows: .

9.		That Landlord has not rebated, reduced or waived any amounts due from Tenant under the Lease (except as set forth in the Lease), either orally or in writing, nor has Landlord provided financing for, made loans or advances to, or invested in the business of Tenant.

10.		That, to the best of Tenant’s knowledge, there is no apparent or likely contamination of the Real Property or the Premises by Hazardous Materials, and Tenant does not use, nor has Tenant disposed of, Hazardous Materials, and Tenant does not use, nor has Tenant disposed of, Hazardous Materials in violation of Environmental Laws on the Real Property or the Premises.

11.		Tenant represents and warrants that there are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

12.		That this certification is made knowing that Lender is relying upon the representations herein made.

“LANDLORD”:	SUNNYVALE BUSINESS PARK,
a California limited partnership

	By:	PATRICIAN ASSOCIATES, INC.,
a California corporation, General Partner

		By:	PRINCIPAL REAL ESTATE INVESTORS, LLC,
a Delaware limited liability company,
its authorized signatory

By:
By:

“TENANT”:	LEADIS TECHNOLOGY, INC.,
a Delaware Corporation

By:
Name:
	Its:	Vice President-Finance

By:
Name:
	Its:	Chief Financial Officer

Exhibit G, Page 2.

EXHIBIT H

HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. The information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. The information contained in the Hazardous Materials Disclosure Certificate will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:	SUNNYVALE BUSINESS PARK
c/o Legacy Partners Commercial, Inc.
4000 East Third Avenue, Suite 600
Foster City, California 94404-4805
Attn: Regional Vice President
Phone: (650) 571-2200

Name of Tenant:	LEADIS TECHNOLOGY, INC., a Delaware Corporation
Mailing Address:	800 West California Avenue, Suite 200, Sunnyvale, California 94086

Contact Person, Title and Telephone Number(s):

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

Address of Premises:	800 West California Avenue, Suite 200, Sunnyvale, California 94086
Length of Initial Term:	Five (5) years and three (3) months

1.	General Information:

Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

__________________________________________________________________________________________

__________________________________________________________________________________________

2.	Use, Storage and Disposal of Hazardous Materials

2.1	Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

___________________________________________________________________________________________

___________________________________________________________________________________________

Wastes	Yes ☐	No ☐
Chemical Products	Yes ☐	No ☐
Other	Yes ☐	No ☐

If Yes is marked, please explain:

___________________________________________________________________________________________

2.2	If “Yes” is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year’s certificate.

Exhibit H, Page 1.

3.	Storage Tanks and Sumps

3.1	Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

Yes  ☐    No  ☐

If Yes is marked, please explain:

___________________________________________________________________________________________

___________________________________________________________________________________________

4.	Waste Management

4.1	Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

Yes  ☐    No  ☐

4.2	Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

Yes  ☐    No  ☐

If yes, attach a copy of the most recent report filed.

5.	Wastewater Treatment and Discharge

5.1	Will your company discharge wastewater or other wastes to:

storm drain?	sewer?
surface water?	no wastewater or other wastes discharged.

Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

___________________________________________________________________________________________

___________________________________________________________________________________________

5.2	Will any such wastewater or waste be treated before discharge?

Yes  ☐    No  ☐

If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

___________________________________________________________________________________________

___________________________________________________________________________________________

6.	Air Discharges

6.1	Do you plan for any air filtration systems or stacks to be used in your company’s operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

Yes  ☐    No  ☐

If yes, please describe:

___________________________________________________________________________________________

___________________________________________________________________________________________

Exhibit H, Page 2.

6.2	Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

Spray booth(s)	Incinerator(s)
Dip tank(s)	Other (Please describe)
Drying oven(s)	No Equipment Requiring Air Permits

If yes, please describe:

___________________________________________________________________________________________

___________________________________________________________________________________________

7.	Hazardous Materials Disclosures

7.1	Has your company prepared or will it be required to prepare a Hazardous Materials management plan (“Management Plan”) pursuant to Fire Department or other governmental or regulatory agencies’ requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

Yes  ☐    No  ☐

If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

7.2	Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

Yes  ☐    No  ☐

If Yes, please explain:

___________________________________________________________________________________________

___________________________________________________________________________________________

8.	Enforcement Actions and Complaints

8.1	With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

Yes  ☐    No  ☐

If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 27 of the signed Lease Agreement.

___________________________________________________________________________________________

___________________________________________________________________________________________

8.2	Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

Yes  ☐    No  ☐

If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 27 of the signed Lease Agreement.

___________________________________________________________________________________________

___________________________________________________________________________________________

Exhibit H, Page 3.

8.3	Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company’s current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

Yes  ☐    No  ☐

If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

___________________________________________________________________________________________

___________________________________________________________________________________________

9.	Permits and Licenses

9.1	Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 5 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord’s/Tenant’s receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant’s indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord’s acceptance of such certificate, (ii) Landlord’s review and approval of such certificate, (iii) Landlord’s failure to obtain such certificate from Tenant at any time, or (iv) Landlord’s actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant’s Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name),                                 acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

LEADIS TECHNOLOGY, INC.,
a Delaware Corporation

By:
Name:
Its:	Vice President Finance

By:
Name:
Its:	Chief Financial Officer

Date:

Exhibit H, Page 4.

EXHIBIT I

INTENTIONALLY OMITTED

Exhibit I, Page 1.

EXHIBIT J – PARKING FACILITIES

800 West California Avenue

Sunnyvale, CA 94086-5151

BUILDING K
BUILDING L
BUILDING I
BUILDING J
BUILDING D
BUILDING G
BUILDING F
BUILDING E
BUILDING N
FIRE STATION
CALIFORNIA AVENUE
MATHILDA AVENUE

THOMSON RESERVED PARKING AREA (40 Compact/ 38 Regular = 78)

LEADIS TECHNOLOGY RESERVED PARKING AREA (7 Compact/ 10 Regular = 17)

REMAINING TENANT RESERVED PARKING AREA (6 Compact/ 3 Regular = 9)

04-255_800-840WC Site

RIDER ONE

EXTENSION OPTION

This Extension Option Rider (“Extension Rider”) is made and entered into by and between SUNNYVALE BUSINESS PARK, a California limited partnership (“Landlord”), and LEADIS TECHNOLOGY, INC., a (“Tenant”), and is dated as of the date of the Lease (“Lease”) by and between Landlord and Tenant to which this Extension Rider is attached. The agreements set forth in this Extension Rider shall have the same force and effect as if set forth in the Lease. To the extent the terms of this Extension Rider are inconsistent with the terms of the Lease, the terms of this Extension Rider shall control.

1. Option Right. Landlord hereby grants Tenant one (1) option to extend the Lease Term (“Option”) for a period of five (5) years (the “Option Term”), which Option shall be exercisable only by written Exercise Notice (as defined below) delivered by Tenant to Landlord as provided below. Upon the proper exercise of such option to extend, the Lease Term shall be extended for the Option Term. Notwithstanding the foregoing, at Landlord’s option, in addition to any other remedies available to Landlord under this Lease, Tenant shall not have the right to extend the Lease Term for the applicable Option Term if as of the date of delivery of the Exercise Notice by Tenant, or as of the end of the then current Lease Term, Tenant is in default under this Lease after expiration of any applicable notice and cure period. Except with respect to a Permitted Transferee, the rights contained in this Extension Rider shall be personal to the original Tenant executing the Lease and may only be exercised by the original Tenant or Permitted Transferee (and not any assignee, sublessee or other transferee of Tenant’s interest in the Lease) if the original Tenant or Permitted Transferee occupies the entire Premises as of the date of the Exercise Notice.

2. Option Rent. The annual Base Rent payable by Tenant during the Option Term (the “Option Rent”) shall be equal to the greater of: (i) the annual Base Rent payable by Tenant during the last year of the Lease Term; or (ii) ”Fair Market Rental Rate” for the Premises. As used herein, the “Fair Market Rental Rate” for purposes of determining the annual Base Rent for the Option Term shall mean the annual Base Rent at which tenants, as of the commencement of the Option Term, will be leasing non-sublease space comparable in size, location and quality to the Premises for a comparable term, which comparable space is located in the Building, other buildings in the Park and in other comparable first class office buildings in the City of Sunnyvale, taking into consideration the presence or absence of free rent and other out-of-pocket concessions (including, but not limited to, brokerage commissions, tenant improvements and moving allowances) generally being granted at such time for such comparable space for the Option Term. All other terms and conditions of the Lease shall apply throughout the Option Term. Tenant shall, in no event, have the option to extend the Lease Term beyond the Option Term described in Section 1 above.

3. Exercise of Option. The Option shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice (“Interest Notice”) to Landlord not more than nine (9) months and not less than six (6) months prior to the expiration of the Lease Term, stating that Tenant may be interested in exercising its Option; (ii) Landlord, after receipt of Tenant’s Interest Notice, shall deliver notice (the “Option Rent Notice”) to Tenant not more than fifteen (15) days following Landlord’s receipt of the Interest Notice, setting forth the Option Rent for the Option Term; and (iii) if Tenant wishes to exercise such Option, Tenant shall, on or before the date (the “Exercise Date”) which is fifteen (15) days after Tenant’s receipt of the Option Rent Notice, exercise the Option by delivering written notice (“Exercise Notice”) thereof to Landlord. Tenant shall state in Tenant’s Exercise Notice whether Tenant agrees or disagrees with the Option Rent set forth in the Option Rent Notice. Tenant’s failure to deliver the Interest Notice or Exercise Notice on or before the applicable delivery dates therefor specified hereinabove shall be deemed to constitute Tenant’s waiver of its extension rights hereunder.

4. Determination of Option Rent. If Tenant disagrees with the Option Rent set forth in the Option Rent Notice and if Landlord and Tenant are unable to agree on the Fair Market Rental Rate for the Option Term within ten (10) days of receipt by Landlord of the Exercise Notice, Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and impartial commercial real estate broker (hereinafter “broker” with at least five (5) years’ full-time commercial real estate brokerage experience in the geographical area of the Premises to set the Fair Market Rental Rate for the Option Term. If either Landlord or Tenant does not appoint a broker within fifteen (15) days after the other party has given notice of the name of its broker, the single broker appointed shall be the sole broker and shall set the Fair Market Rental Rate for the Option Term. If two (2) brokers are appointed by Landlord and Tenant as stated in this paragraph, they shall meet promptly and attempt to set the Fair Market Rental Rate. In addition, if either of the first two (2) brokers fails to submit their opinion of the Fair Market Rental Rate within the time frames set forth below, then the single Fair Market Rental Rate submitted shall automatically be the initial monthly Base Rent for the Option Term and shall be binding upon Landlord and Tenant. If the two (2) brokers are unable to agree within fifteen (15) days after the second broker has been appointed, they shall attempt to select a third broker, meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) brokers are given to set the Fair Market Rental Rate. If the two (2) brokers are unable to agree on the third broker, either Landlord or Tenant by giving ten (10) days’ written notice to the other party, can apply to the Presiding Judge of the Superior Court of the county in which the Premises is located for the selection of a third broker who meets the qualifications stated in this paragraph. Landlord and Tenant each shall bear one-half (1/2) of the cost of appointing the third broker and of paying the third broker’s fee. The third broker, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant. Within fifteen (15) days after the selection of the third broker, the third broker shall select one of the two Fair Market Rental Rates submitted by the first two brokers as the Fair Market Rental Rate for the Option Term. The determination of the Fair Market Rental Rate by the third broker shall be binding upon Landlord and Tenant.

Rider One, Extension Option, Page 1.

///continued from previous page///

“LANDLORD”:	SUNNYVALE BUSINESS PARK,
a California limited partnership

	By:	PATRICIAN ASSOCIATES, INC.,
a California corporation, General Partner

		By:	PRINCIPAL REAL ESTATE INVESTORS, LLC,
a Delaware limited liability company,
its authorized signatory

			By:	/s/ Robert T. Klinkner

			By:	Robert T. Klinkner

“TENANT”:	LEADIS TECHNOLOGY, INC.,
a Delaware corporation

	By:	/s/ Ken Lee
		Name:	Ken Lee
		Its:	Vice President

	By:	/s/ Victor Lee
		Name:	Victor K. Lee
		Its:	Secretary

Rider One, Extension Option, Page 2.

RIDER TWO

RIGHT OF FIRST REFUSAL

This Rider Two (the “Refusal Rider”) is made and entered into by and between SUNNYVALE BUSINESS PARK, a California limited partnership (“Landlord”), and LEADIS TECHNOLOGY, INC., a Delaware Corporation (“Tenant”), and is dated as of the date of the Lease (“Lease”) by and between Landlord and Tenant to which this Refusal Rider is attached. The agreements set forth in this Refusal Rider shall have the same force and effect as if set forth in the Lease. To the extent the terms of this Refusal Rider are inconsistent with the terms of the Lease, the terms of this Refusal Rider shall control.

1. Right of First Refusal. During the first twelve (12) months of the initial Lease Term only, Tenant shall have a one-time right of first refusal to lease (the “Right of First Refusal”) from Landlord all of the approximately 2,999 square feet of space contiguous to the Premises that is vacant and unleased as of the Date of this Lease (the “Expansion Space”). The Expansion Space is identified in Exhibit A-1 attached hereto and made a part hereof. Tenant’s Right of First Refusal, as granted herein, is subject to the following conditions:

i.	The Right of First Refusal for the Expansion Space shall be subject to the existing rights and options of the existing tenants (together with their successors and assigns) presently occupying, or having an interest in, any portion of the Expansion Space pursuant to the terms and provisions of such existing tenants’ leases, as such leases may be later modified, amended or extended (“Superior Rights”);

ii.	The Right of First Refusal shall be void if, at any time, Tenant has been, or is at the time of exercise of the Right of First Refusal, then currently in default in the performance of any of its obligations under the Lease beyond applicable notice and cure periods; and

iii.	The Right of First Refusal shall be subject to Landlord’s review and approval of Tenant’s then current financial condition.

2. Election Notice. Provided the foregoing conditions are satisfied, and upon Landlord’s receipt of a bona fide third party offer (“Bona Fide Offer”) to lease the Expansion Space which offer Landlord is willing to accept, Landlord shall notify Tenant thereof, in writing (the “Landlord’s Notice”), stating all material terms on which Landlord proposes to lease such Expansion Space to such third party pursuant to the Bona Fide Offer and Tenant shall have three (3) business days after delivery of such notice to notify Landlord, in writing (the “Election Notice”), of Tenant’s election to lease the Expansion Space upon all of the terms and conditions as specified in the Landlord’s Notice without any deviation in such terms, including any rent abatement, waiver of rent, construction allowance, cash allowance or any other concession being offered (or proposed to be accepted) by Landlord from such third party in connection with such Bona Fide Offer. If Tenant fails to notify Landlord in writing of Tenant’s election to lease the Expansion Space within the time specified herein, it shall be deemed that (i) Tenant has elected not to lease said Expansion Space, (ii) Landlord may thereafter enter into a lease agreement with such third party, and (iii) Tenant’s Right of First Refusal shall terminate and thereafter be of no further force or effect. Time is of the essence herein.

3. Amendment. In the event Tenant properly and timely exercises this Right of First Refusal as herein provided, Tenant shall deliver to Landlord a non-refundable deposit in the amount equivalent to the last month’s Base Rent and Additional Rent for the Expansion Space, and the parties shall have ten (10) business days after Landlord receives the Election Notice from Tenant in which to execute an amendment to this Lease setting forth the agreed-upon terms. Such amendment to this Lease shall provide for, among other things, the addition of the Expansion Space to the Premises, the adjustment of the Base Rent and the percentages set forth in the Summary of Basic Lease Information, and the adjustment of the amount of the Security Deposit consistent with the Bona Fide Offer. Upon full execution of an amendment for the Expansion Space, the non-refundable deposit shall be added to the Security Deposit (as defined in the Summary of Basic Lease Information and Article 20 of the Lease). If the parties fail to timely execute and deliver such amendment, Landlord shall retain the non-refundable deposit and Tenant shall have no rights, title or interest therein, nor shall Tenant have any liabilities or obligations with respect to the Expansion Space pursuant to the Right of First Refusal.

4. Conditions. This Right of First Refusal shall terminate and be of no force or effect upon the occurrence of any of the following: (i) if, at any time during the Term of the Lease, Tenant is or has been in default of the performance of any of the covenants, conditions or agreements to be performed under this Lease beyond applicable notice and cure periods; (ii) if the originally named Tenant (or any Permitted Transferee) is not in possession of the entire Premises; (iii) upon Landlord’s leasing of the Expansion Space subject to any Superior Rights; or (iv) the expiration or earlier termination of the Lease. This Right of First Refusal is personal to the originally named Tenant (or any Permitted Transferee) and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Rider Two, Right of First Refusal, Page 1.

5. Delivery of Possession. In the event that Tenant leases the Expansion Space from Landlord within the time and manner provided in this Refusal Rider, and Landlord is unable to deliver possession of such space to Tenant for any reason or condition beyond Landlord’s control, Landlord, its agents and employees, shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof.

“LANDLORD”:	SUNNYVALE BUSINESS PARK,
a California limited partnership

	By:	PATRICIAN ASSOCIATES, INC.,
a California corporation, General Partner

		By:	PRINCIPAL REAL ESTATE INVESTORS, LLC,
a Delaware limited liability company,
its authorized signatory

			By:	/s/ Robert T. Klinkner

			By:	Robert T. Klinkner
“TENANT”:	LEADIS TECHNOLOGY, INC.,
a Delaware corporation

	By:	/s/ Ken Lee
		Name:	Ken Lee
		Its:	Vice President

	By:	/s/ Victor Lee
		Name:	Victor Lee
		Its:	Secretary

Rider Two, Right of First Refusal, Page 2.

EXHIBIT A-1 TO RIDER TWO

OUTLINE OF EXPANSION SPACE

Exhibit A-1 to Rider Two, Page 1.